UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.

)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to Section 240.14a-12

ILLINGTON FUNDS
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(Name of Registrant as Specified In Its Charter)

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Contents

1.

Shareholder Message

2.

Questions and Answers

3.

Notice of Special Meeting

4.

Proxy Statement

5.

Appendices

6.

Proxy Card

ILLINGTON FUNDS

November 17, 2006

DEAR FELLOW SHAREHOLDER:

A special meeting of the shareholders of the Illington OPTI-flex® Fund (the “Fund”), a series of the Illington Funds (the “Trust”), will take place on December 15, 2006, and we are asking for your participation.  You do not need to attend the meeting to participate.  However, it is important that you take a few minutes to read the enclosed material and then vote your shares.  You may attend this meeting in person, but if you cannot do so, please complete, date, sign, and return the accompanying proxy at your earliest convenience.

THE FUND HAS ONE PROPOSAL UP FOR VOTE.  SHAREHOLDERS OF THE FUND ARE BEING ASKED TO TAKE ACTION ON THE FOLLOWING ITEM:

1.

Approval of the proposed investment advisory agreement between the Trust and Illington Fund Management LLC (the “Adviser”), under which the Adviser will continue to supervise and assist in the management of the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVING THE PROPOSAL.

NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT.  Please join me in exercising your rights as a shareholder by reviewing the attached materials and casting your vote prior to the shareholder meeting on December 15, 2006.

We thank you for your time and attention to this important matter.

Sincerely,

/s/

Salvatore M. Capizzi

Salvatore M. Capizzi

President

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

WHAT ARE YOU VOTING ON?

The Illington OPTI-flex® Fund (the “Fund”) is asking shareholders to vote on one proposal:

1.

To approve the proposed investment advisory agreement (the “Proposed Agreement”) between the Trust and Illington Fund Management LLC (the “Adviser”), under which the Adviser will continue to supervise and assist in the management of the Fund.

WHAT ROLE DOES THE ADVISER PLAY?

The Adviser, directly or through the sub-adviser PROACTIVE Money Management, Inc. (the “Sub-Adviser”), supervises and assists the Board of Trustees of the Trust in the management of the Fund, and furnishes the Fund with a continuous investment management program.

WHAT IS THE REASON FOR THE PROPOSED AGREEMENT?

Prior to August 17, 2006, the Adviser served as the investment adviser pursuant to an investment advisory agreement dated as of October 24, 2005 (the “Original Agreement”).  On August 17, 2006, DKM Asset Management AG (“DKM”),(1) a German corporation, acquired 100% of the membership interests of the Adviser, effectuating a “change in control” of the Adviser under the Investment Company Act of 1940 (the “1940 Act”).  DKM previously had a minority ownership interest in the Adviser.  As required under the 1940 Act, the Original Agreement provided for automatic termination upon its assignment, including a change of control at the Adviser.  Because the Original Agreement terminated automatically upon the change of control of the Adviser, the Board of Trustees of the Illington Funds (the “Trust”) approved at a special meeting on June 27, 2006 an Interim Investment Advisory Agreement (the “Interim Agreement”) between the Adviser and the Trust, as permitted by the 1940 Act rules.  The Trustees, including the Independent Trustees, recommended that shareholders approve a new Advisory Agreement between the Adviser and the Trust (the “Proposed Agreement”) to take effect after approval of the shareholders at a special meeting of the shareholders.  THE PROPOSED AGREEMENT IS SIMILAR IN ALL MATERIAL RESPECTS TO THE ORIGINAL AGREEMENT AND THE INTERIM AGREEMENT.  THE FEES ARE NOT BEING INCREASED, AND THE SAME PORTFOLIO MANAGERS WILL CONTINUE MANAGING THE FUND.  SIMILARLY, THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND PROACTIVE MONEY MANAGEMENT, INC. WAS UNAFFECTED BY THE AFOREMENTIONED EVENTS.

Note (1) – On September 22, 2006, the shareholders of DKM Asset Management AG voted to approve a change in DKM’s name to “ThomasLloyd AG.”  It is anticipated that this change will become effective prior to the December 15, 2006 Shareholders meeting that is the subject of this proxy statement.  This change in name is not anticipated to have any material impact on the services provided to the Fund by the Adviser.

HAVE THE TRUSTEES APPROVED EACH PROPOSAL?

Yes.  The Trustees, including a majority of the Independent Trustees, unanimously approved the proposal on June 27, 2006 and recommend that you vote to approve it.

HOW MANY VOTES MAY I CAST?

As a shareholder, you are entitled to one vote for each share you own of each class of the Fund on the record date, and each fractional share is entitled to a proportionate share of one vote.  The record date is October 27, 2006.

HOW TO VOTE YOUR SHARES

Voting your shares is easy and will only take a few minutes.  Please refer to the enclosed proxy card for more detail regarding how to vote your shares.

The information on these pages is only a summary.  Before you vote, please read the following proxy statement.  It’s important to participate and vote as soon as you can.

NOTICE OF SPECIAL MEETING

TO ALL SHAREHOLDERS OF THE ILLINGTON OPTI-flex® FUND

Notice is hereby given that a special meeting of the shareholders of the Illington OPTI-flex® Fund (the “Fund”) will be held at 427 Bedford Road, Suite 230, Pleasantville, New York, 10570, on December 15, 2006, beginning at 9:00 a.m. Eastern Time for the following purposes:

1.

To approve a new investment advisory agreement between the Fund and Illington Fund Management LLC.

The close of business on October 27, 2006, was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

By order of the Board of Trustees,

/s/ Charles M. White

Charles M. White

Chairman, Board of Trustees

November 17, 2006

PROXY STATEMENT

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
OF THE ILLINGTON OPTI-flex® FUND TO BE HELD ON DECEMBER 15, 2006

Illington Funds
427 Bedford Road, Suite 230
Pleasantville, New York 10570

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of each class of the Illington OPTI-flex® Fund (the “Fund”) in connection with the solicitation of proxies by and on behalf of the Board of Trustees (collectively, the “Board” or “Trustees” and individually, “Trustee”) of the Illington Funds (the “Trust”) for use at the Special Meeting (the “Meeting”).  The Meeting will be held at 427 Bedford Road, Suite 230, Pleasantville, New York, 10570, on December 15, 2006, beginning at 9 a.m. Eastern Time.  This proxy statement is first being mailed to shareholders on or about November 17, 2006.

WHO MAY VOTE

The Board of Trustees has fixed the record date as of the close of business on October 27, 2006.  Only holders of shares of the Fund at the close of business on the record date are entitled to notice of, and to vote at, the Meeting.

Appendix A lists any Trustees and officers of the Trust who owned more than 1% of the Fund, lists the aggregate number of shares of the Funds owned by the Adviser and the Trustees and officers of the Trust, and lists all shareholders who owned 5% or more of the Fund.

Shareholders as of the record date are entitled to one vote for each share, and each fractional share is entitled to a proportionate share of one vote, upon each matter properly submitted to the meeting.  Shareholders may vote on such other business as may properly come before the meeting as required by law.

HOW TO VOTE

Please refer to the enclosed proxy card for more detail regarding how to vote your shares.

If you vote by mail, complete, date, sign, and return the enclosed proxy card in the accompanying envelope.  If you properly execute and return your proxy card prior to the Meeting, your shares will be voted in accordance with the instructions marked on the proxy card.  If no instructions are marked on the proxy card, the proxies will be voted FOR the proposal described in this proxy statement.

Charles White, Salvatore Capizzi, and William Morrow, the persons named in the accompanying form of proxy, intend to be present at the meeting.  No Trustees intend to present any other business at the meeting.  If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.  If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.  You may revoke your proxy at any time prior to its exercise by voting in person at the meeting or by submitting, before the meeting, written notice of revocation or a later-dated proxy.

QUORUM AND VOTING REQUIREMENTS

In order to take action on the proposal, a “quorum” or a majority of the outstanding shares entitled to be cast on the proposal must be represented in person or by proxy.  Any lesser number, however, shall be sufficient for adjournments.

The Proposed Agreement with Adviser requires the favorable vote of a majority of the eligible votes of both classes of the Fund as defined by the 1940 Act.  A majority of eligible votes of both classes of the Fund is the affirmative vote of the lesser of (i) 67% of such votes if the holders of more than 50% of the total eligible votes of both classes of the Fund are represented at the meeting, or (ii) more than 50% of the total eligible votes of both classes of the Fund.

If a quorum is not present at a meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies.

A shareholder vote may be taken on any other matter to come properly before the Meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate.  The Board of Trustees does not presently know of any matter to be considered at the Meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker “non-votes” (proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will not be counted as votes FOR Proposal 1.  Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal 1.

SOLICITATION OF PROXIES

In addition to the solicitation of proxies by mail, officers of the Trust, the Adviser, and the Sub-Adviser may also solicit proxies electronically, by telephone, by fax, in person, or by other means.  Any costs of such solicitation will be paid by the Adviser, and not by the Fund.

Additional information about the Trust and the Fund and their operations may be found throughout the proxy statement.

PROPOSAL 1:

TO APPROVE THE PROPOSED AGREEMENT WITH ILLINGTON FUND MANAGEMENT LLC.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES VOTING IN PERSON, HAS APPROVED, AND RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE, THE PROPOSED AGREEMENT WITH ILLINGTON FUND MANAGEMENT LLC.  This action is being taken as a result of a change in control of the Adviser, Illington Fund Management LLC.  As described in more detail under the heading “Matters Considered by the Trustees,” this recommendation is the result of evaluation by the full Board of Trustees of a substantial amount of information, including information prepared by independent sources and the Adviser.

The Proposed Agreement is identical in all material respects to, and is essentially a continuation of, the Interim Agreement and the Original Agreement.

THE ORIGINAL AGREEMENT

On October 24, 2005, the Trust and the Adviser entered into the Original Agreement pursuant to which the Adviser has acted as investment adviser for the Fund.  The shareholders of the Fund approved the Original Agreement at a special meeting of the shareholders held on September 30, 2005.

Under the terms of the Original Agreement, the Adviser acted as the investment adviser for the Fund and managed the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Trustees.  In furtherance of these duties, the Adviser entered into an Investment Subadvisory Agreement (the “Subadvisory Agreement”) with the Sub-Adviser on October 24, 2005.  The Subadvisory Agreement has been unaffected by the transactions that have led to this proxy statement.  As payment for its services, the Adviser received a fee based upon a percentage of net assets under its management as follows:  0.75% of the Fund’s first $500,000,000 in average daily net assets, and 0.65% of the Fund’s average daily net assets in excess of $500,000,000.  For the fiscal year ended December 31, 2005, the Adviser earned $35,528 for its services to the Fund.

In the absence of willful misfeasance, bad faith, or gross negligence or reckless disregard of its obligations and duties, the Adviser was not subject to liability to the Fund or any shareholder for any act or omission in the course of, or in connection with, rendering services under the Original Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Original Agreement became effective on October 24, 2005.  It initially was to remain in effect until October 23, 2007 and thereafter, from year to year, provided that such continuance was annually approved by the Board of Trustees in the manner required by the 1940 Act.

CHANGE IN CONTROL. As required by the 1940 Act, the Original Agreement provided for automatic termination upon its assignment. In June 2006, the Adviser informed the Trust that DKM Asset Management AG (“DKM”),(1) at the time an owner of approximately 27% of the membership interests of the Adviser, planned to acquire the remaining membership interests of the Adviser and to control 100% of the membership interests of the Adviser. As part of this transaction, the Adviser would continue to operate until the end of the 2006 calendar year as Illington Fund Management LLC, a Delaware limited liability company and a wholly-owned subsidiary of DKM. The Adviser has neither changed its corporate form nor its method of business, and continues to act as the investment adviser to the Fund.  The Adviser has informed the Trustees of the Trust that, sometime in early 2007, DKM intends to change the name of the Adviser to ThomasLloyd Global Asset Management (Americas) LLC, and the Board of Trustees has approved a change in the Trust’s and the Fund’s name to the “ThomasLloyd Funds” and the “ThomasLloyd OPTI-flex® Fund,” respectively.  Despite the change in control discussed above and the change in the name of the Adviser, the Trust, and the Fund, the same individuals will be responsible for the oversight of the Fund as had in the past, and the Adviser intends to continue its Investment Sub-advisory Agreement with the Sub-Adviser. The Sub-Adviser is not affiliated with the Adviser or DKM. The transaction with DKM closed on August 17, 2006.

Note (1) – On September 22, 2006, the shareholders of DKM Asset Management AG voted to approve a change in DKM’s name to “ThomasLloyd AG.”  It is anticipated that this change will become effective prior to the December 15, 2006 Shareholders meeting that is the subject of this proxy statement.  This change in name is not anticipated to have any material impact on the services provided to the Fund by the Adviser.

For purposes of the 1940 Act, the acquisition by DKM of the outstanding membership interests in the Adviser not owned at that time by DKM constituted a change of control of the Adviser and, therefore, caused the assignment of the Original Agreement between the Trust and the Adviser covering the Fund. The assignment of that agreement resulted in its automatic termination.

INVESTMENT COMPANY ACT OF 1940 CONSIDERATIONS.  Section 15(f) of the 1940 Act permits an investment adviser to a fund to benefit from the sale of its business to another, thereby resulting in the assignment of the fund’s investment advisory agreement with such adviser, but only so long as (a) for at least three years thereafter at least three quarters of the fund’s board of trustees are Independent Trustees and (b) no unfair burden is imposed on the fund. Due to the size of the Fund’s assets and historic size of the Board, the Board at all relevant times had three Board members, two of them Independent Trustees. Counsel to the Trust has advised that compliance with Section 15(f) is not mandatory in connection with the transaction.  However, being mindful of the merits of this provision, the Trustees have agreed that the Trust will have at least two independent Trustees so long as there are only three Trustees and will have at least three quarters of the Trustees be independent if there are four or more Trustees in the future, for at least three years following the closing of the transaction. In addition, the Trustees have, with the advice of counsel, determined that none of the proposed arrangements involves the imposition of an unfair burden on the Fund.

INTERIM AGREEMENT.  Because the Original Agreement would terminate automatically upon the acquisition of control of the Adviser, a new interim investment advisory contract arrangement was necessary. To ensure the continuity of advisory services provided to the Fund, the Trustees, including the Independent Trustees voting in person and separately, approved on June 27, 2006 an Interim Investment Advisory Agreement between the Trust and the Adviser (the “Interim Agreement”) that contains substantially the same terms and conditions as the Original Agreement, but also contains findings and additional terms required under the rules of the 1940 Act and provides for fees to be held in escrow pending shareholder approval.

The Interim Agreement became effective as of August 17, 2006 (the “Effective Date”), and shall automatically terminate upon the first of the following to occur: (1) approval of a final investment advisory agreement by a majority of the outstanding voting securities of the Fund (as sought in this proxy statement); (2) on January 15, 2007; (3) in the event of a further change in control of the Adviser and subsequent assignment of the Interim Agreement (except as otherwise permitted by the 1940 Act or rules thereunder); or (4) by the Trustees, without payment of any penalty at any time, upon 10 days written notice to the Adviser.

The compensation earned by the Adviser under the Interim Agreement is being held in an interest-bearing escrow account with the Trust’s custodian. If the holders of a majority of the Fund’s outstanding voting securities approve a new investment advisory agreement by the end of the 150-day period, then the amount in the escrow account (including interest earned) will be paid to the Adviser. However, if the shareholders do not approve a new investment advisory agreement with the Adviser within the 150-day period, then the Adviser will be paid, out of the escrow account, the lesser of any costs incurred by the Adviser in performing the Interim Agreement (plus interest earned on that amount while in escrow) or the total amount in the escrow account (plus interest earned).

NEW ADVISORY AGREEMENT. Because the Interim Agreement will terminate automatically no later than 150 days after August 17, 2006, the Board of Trustees of the Trust was asked to consider a new investment advisory contract arrangement with the Adviser. The new Investment Advisory Agreement (the “Proposed Agreement”) would begin after approval by the shareholders of the Fund. The Proposed Agreement contains substantially the same terms and conditions as both the Original Agreement and the Interim Agreement. The Adviser has advised the Trustees and the Fund that the changes, including the changes to the Adviser’s, the Trust’s, and the Fund’s names, caused by the change of control are not expected to affect the day-to-day operations or portfolio management of the Fund. Accordingly, to ensure the continuity of investment advisory services provided to Fund, the Trustees, including the Independent Trustees voting in person and separately, approved the Proposed Agreement and recommended that shareholders approve the Proposed Agreement to take effect immediately after the Meeting of Shareholders.

INFORMATION CONCERNING ILLINGTON FUND MANAGEMENT LLC. All information in this proxy statement concerning Illington Fund Management LLC, has been provided by Illington Fund Management LLC. Illington Fund Management LLC, with offices at 427 Bedford Road, Suite 230, Pleasantville, New York 10570, is a Delaware limited liability company and has been registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 since December 9, 2004.  The Adviser invests and advises in excess of $1.6 billion in client assets through managed accounts, fund vehicles and consulting agreements. The Adviser was registered on March 24, 2003 with the Commodity Futures Trading Commission as a commodity trading adviser and commodity pool operator and is a member of the National Futures Association.

The Adviser is comprised primarily of the same group of officers and portfolio managers as it had prior to the acquisition by DKM, and is a wholly-owned subsidiary of DKM Asset Management AG. The Adviser has served as investment adviser to the Fund since October 24, 2005, and has overseen the Sub-Adviser’s performance of its duties pursuant to an Investment Subadvisory Agreement dated as of October 24, 2005. The Adviser has continued this role pursuant to the Interim Agreement. The officers and directors of the Adviser are listed in Appendix B.

For the fiscal year ended December 31, 2005, the Fund paid no brokerage commissions to the Adviser or any of its affiliated entities.

The Fund has executed an agreement with the Adviser, whereby the Adviser has agreed to assume responsibility for paying all expenses of the Fund (other than the advisory fee, distribution fee, and investment-related expenses such as commissions and margin interest) in consideration for receiving a “universal services fee” equal to 0.65% of the Fund’s first $20,000,000 in average daily net assets, 0.50% of average daily net assets between $20,000,000 and $100,000,000, and 0.25% of average daily net assets over $100,000,000.  For the fiscal year ended December 31, 2005, the Fund paid a total of $30,791 to the Adviser under this “universal services fee” arrangement.

During the fiscal year ended December 31, 2005, the Illington Capital, Inc., the OPTI Fund’s distributor (“Distributor”), retained approximately $47,371 of distribution fees pursuant to the OPTI Fund’s Rule 12b-1 Plan, the majority of which were paid by the Distributor to other unaffiliated entities.

TERMS OF THE PROPOSED AGREEMENT WITH ILLINGTON FUND MANAGEMENT LLC

Shareholders are being asked to approve the Proposed Agreement with Illington Fund Management LLC.  THE PROPOSED AGREEMENT HAS NO MATERIAL CHANGE FROM EITHER THE ORIGINAL AGREEMENT OR THE INTERIM AGREEMENT. The following discussion of the Proposed Agreement is qualified in its entirety by reference to the form of the Proposed Agreement set forth in Appendix C.

As under both the Original Agreement and the Interim Agreement, the Adviser agrees to act as the investment adviser for the Fund and manage the investment and reinvestment of the assets of the Fund subject to the supervision of the Board of Trustees. The Adviser will be responsible for complying with stated policies and applicable laws. As payment for its services, the Adviser will receive a fee based upon a percentage of average daily net assets: 0.75% of the Fund’s first $500,000,000 in average daily net assets, and 0.65% of the Fund’s average daily net assets in excess of $500,000,000. These fees under the Proposed Agreement are identical to the fees under each of the Original Agreement and the Interim Agreement.

In the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties, the Adviser will not be subject to liability to the Fund or any shareholder for any act or omission in the course of, or in connection with, rendering services under the Proposed Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.  This is no different than the Adviser’s liabilities under the Original Agreement or the Interim Agreement.

The Proposed Agreement shall become effective upon approval after the Special Meeting of Shareholders in accordance with the 1940 Act. Unless sooner terminated as provided, it shall remain in effect for an initial period of two years. Thereafter, subject to the termination provisions, the Proposed Agreement shall continue in force from year to year, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act; provided, however, that if the continuation of the Proposed Agreement is not approved, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. In addition, the Proposed Agreement shall automatically terminate in the event of an assignment (except as otherwise permitted by the 1940 Act or rules thereunder) and may be terminated by the Trust, without payment of any penalty at any time, upon 60 days’ written notice to the Adviser.

If the Proposed Agreement is not approved by the Shareholders at the Meeting, the Interim Agreement with the Adviser will continue in effect for the remainder of its 150-day period (unless terminated sooner), while the Trustees consider other courses of action.

MATTERS CONSIDERED BY THE TRUSTEES. At a special meeting on June 27, 2006 the Trustees, including all of the Independent Trustees meeting in person, discussed the proposed changes in control, the transactions between DKM and the Adviser, the Interim Agreement and the Proposed Agreement. At that meeting, the Trustees, including all of the Independent Trustees, approved the Proposed Agreement to take effect following approval by shareholders, and also called for a meeting of shareholders to approve the Proposed Agreement.

The Board also reviewed the impact of the “change in control” of the Adviser on the Trust, including the termination of the Original Agreement, in place for the Fund at that time with the Adviser.  The Board noted that, in the event the Original Agreement was terminated, the Board would need to approve the Interim Agreement, while at the same time seeking shareholder approval of the Proposed Agreement for the Fund.  The Adviser presented the Board with draft forms of the Interim and Proposed Agreements, which did not differ significantly from the Original Agreement previously approved by the Board in 2005 and approved by the shareholders of the Fund at a meeting held on September 30, 2005.  The process of this earlier approval was discussed in greater detail in the Fund’s Annual Report for the period ended December 31, 2005.

With respect to each of the Interim and Proposed Agreements, the Board considered factors such as (i) the nature, extent and quality of services to be provided under the Interim Agreement and Proposed Agreement; (ii) the performance of the Fund under the Original Agreement; (iii) the cost of the services to be provided and profits to be realized by the Adviser and its affiliates under the Interim Agreement and Proposed Agreement; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee schedules under the Interim Agreement and Proposed Agreement reflect those economies of scale.

The Board examined performance information of the Fund and data comparing the Fund to its benchmark.  The Board also reviewed the fee schedules for the Fund, which did not change from the Original Agreement, and also reviewed the profitability of the Adviser.  The Board also discussed the Adviser’s subsidization of the Fund, and the benefits the Fund received from that subsidization.  The Board also noted that, despite the “change in control” of the Adviser, there were no changes in the compensation to be paid to the Adviser under the Interim Agreement or Proposed Agreement from the Original Agreement; there would be no changes in the duties to be performed under the Interim Agreement or Proposed Agreement by the Adviser; and no change in officers or employees of the Adviser was expected as a result of the “change in control.” Resources of the Adviser were also expected to be greater as a result of the “change in control.”  The Board also discussed the continuing services of the Sub-Adviser, including its portfolio manager, and that the “change in control” of the Adviser would have no impact on the Sub-Adviser or its services.

The Board concluded that upon a “change in control” of the Adviser, resulting in the termination of the Original Agreement in effect at the time of the meeting, the Trust should enter into the Interim Agreement with the Adviser with respect to the Fund.  The Board also approved the form of the Proposed Agreement, and instructed the officers of the Trust and the Adviser to seek shareholder approval of the Proposed Agreement in the event that a “change in control” of the Adviser were to take place.

The Board of Trustees, including the Independent Trustees, recommends that the shareholders of the Fund vote FOR the Proposal.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not required to hold annual shareholders meetings, and it does not intend to do so.

The Trust may hold special meetings as required or as deemed desirable by its Board of Trustees for other purposes, such as changing fundamental policies, electing or removing trustees, or approving or amending an investment advisory agreement.  In addition, special shareholder meetings may be called by any Trustee upon written request, which request shall specify the purpose or purposes for which such meeting is to be called, of shareholders holding in the aggregate not less than 10% of the outstanding shares entitled to vote on the matters specified in such written request.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to Illington Funds, 427 Bedford Road, Suite 230, Pleasantville, New York, 10570.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included.  Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations

SHAREHOLDER REPORTS

The Trust will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report to any shareholder upon request.  Shareholders desiring a copy of such reports should direct all written requests to the Illington Funds, 427 Bedford Road, Suite 230, Pleasantville, New York, 10570, or should call Illington Funds at (914) 773-7888.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semi-Annual Reports) you wish to receive in order to supply copies to the beneficial owners of shares.  Write to the Illington Funds, 427 Bedford Road, Suite 230, Pleasantville, New York, 10570.

LIST OF APPENDICES

APPENDIX A:	Large Shareholders
APPENDIX B:	Officers and Directors of Illington Fund Management LLC
APPENDIX C:	Proposed Investment Advisory Agreement

APPENDIX A

LARGE SHAREHOLDERS

The following table sets forth the name and holdings of any persons known by the Trust to be a record owner of more than 5% of the outstanding shares of the Fund as of October 27, 2006. Other than as indicated below, the Trust is not aware of any shareholder that beneficially owns in excess of 25% of the Fund’s total outstanding shares.

ILLINGTON OPTI-flex® FUND CLASS A SHARES

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Illington OPTI-flex® Fund Class A shares on October 27, 2006 and the percentage of the outstanding shares owned on that date are listed below.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF RECORD AND BENEFICIAL SHARES	PERCENT (%) OF CLASS
First Trust Corporation 717 17th Street Suite 2600 Denver, Co. 80202	63,329.57	51.69%
Jeffrey J. Unterreiner 3401 Technology Drive Suite 200 Lake St. Louis, Mo. 63367	31,217.04	25.48%
Jonathan E. Lauer 325 Quail Hollow Drive O’Fallon, Mo. 63368	10,594.44	8.65%

As of October 27, 2006, securities of the Illington OPTI-flex® Fund Class A shares owned by all officers and Trustees, including beneficial ownership, as a group represented 25.71% of the outstanding shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ILLINGTON OPTI-flex® FUND CLASS C SHARES

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Illington OPTI-flex® Fund Class C shares on October 27, 2006 and the percentage of the outstanding shares owned on that date are listed below.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF RECORD AND BENEFICIAL SHARES	PERCENT (%) OF CLASS
Richard & Deitt Woemmel #2 Berkshire Ct. St. Charles, Mo. 63301	45,444.19	7.76%
Helene C. Hoffman 11901 Old St. Church Road Bridgeton, Md. 63044	43,567.33	7.43%
Josephine M. Griffanti 6024 Lindenwood Ct. #2 St. Louis, Mo. 63109	33,336.77	5.69%

As of October 27, 2006, securities of the Illington OPTI-flex® Fund Class C shares owned by all officers and Trustees, including beneficial ownership, as a group represented 2.71% of the outstanding shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ELIGIBLE VOTES

As of the record date, there were 122,502.172 eligible votes for the Illington OPTI-flex® Fund A Class; and 585,869.783 eligible votes for the Illington OPTI-flex® Fund C Class for a total of 708,371.955 eligible votes for both classes of the Illington OPTI-flex® Fund.  Both classes of the Fund vote together on the Proposal.

APPENDIX B

OFFICERS AND DIRECTORS OF ILLINGTON FUND MANAGEMENT LLC

The principal occupation of each of the officers is working for Illington Fund Management LLC. Illington Fund Management LLC maintains its principal offices at 427 Bedford Road, Suite 230, Pleasantville, New York, 10570, which is also the mailing address of each of the officers and directors listed below.

OFFICERS

NAME	POSITION
Douglas L. Brennan	Chief Executive Officer
James J. Bowe	President
George Fisher	Senior Vice President, Investments
Mark J. Gallagher	Executive Vice President, Chief Operations Officer
Angela Lavelle	Vice President of Finance
Charles M. White	Executive Vice President
Salvatore M. Capizzi	Executive Vice President
William L. Morrow	Chief Compliance Officer
Gregory H. Kahn	Senior Vice President, General Counsel
Donald C. Hubbard	Senior Vice President
Jerry Szilagyi	Executive Director

DIRECTORS:  Illington Fund Management LLC is a member-managed limited liability company, and as such, it has no directors.  DKM Asset Management AG is the sole member of Illington Fund Management LLC.

PARENT COMPANY OF THE ADVISER

Illington Fund Management LLC is a wholly-owned subsidiary of DKM Asset Management AG, a German corporation (“DKM”).(1)  DKM, with its principal offices at Löffelstrasse 44, D-70597 Stuttgart, Germany, is a wholly-owned subsidiary of ThomasLloyd Holdings plc, a British public limited company, with its principal offices at 81 Oxford Street, UK-London W1D 2EU.

Note (1) – On September 22, 2006, the shareholders of DKM Asset Management AG voted to approve a change in DKM’s name to “ThomasLloyd AG.”  It is anticipated that this change will become effective prior to the December 15, 2006 Shareholders meeting that is the subject of this proxy statement.  This change in name is not anticipated to have any material impact on the services provided to the Fund by the Adviser.

OFFICERS OR DIRECTORS OF THE ADVISER AND OF THE TRUST

The following officers and Trustees of the Trust are also officers, employees, or directors of the Trust.  The Fund does not pay salaries to any of these “interested” officers and/or directors.  The business address for each is:  427 Bedford Road, Suite 230, Pleasantville, New York, 10570.

NAME	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED
Charles M. White (48)	Trustee and Chairman of the Board of Trustees	Since 2005
Salvatore M. Capizzi (49)	President	Since 2005
William L. Morrow (59)	Secretary	Since 2005

APPENDIX C

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

Between

ILLINGTON FUNDS

ILLINGTON OPTI-flex® FUND

and

ILLINGTON FUND MANAGEMENT LLC

This Investment Advisory Agreement (this “Agreement”) is made the [xx] day of [xx], 2006, by and between the ILLINGTON OPTI-flex® FUND (the “Fund”), a series of the ILLINGTON FUNDS, a business trust organized and existing under the laws of the Commonwealth of Massachusetts, operating as an open-end, registered investment company (the “Trust”), and ILLINGTON FUND MANAGEMENT LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Adviser").

W I T N E S S E T H :

WHEREAS, the Trust is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended; and

WHEREAS, the Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser currently serves as investment adviser to the Fund under that certain Interim Investment Advisory Agreement dated as of August 17, 2006, and the Trust desires to continue to retain the Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

I

INVESTMENT RESPONSIBILITY

(1)

In providing the services and assuming the obligations set forth herein, the Adviser may, at its expense, employ one or more subadvisers.  References herein to the Adviser shall include any subadviser employed by the Adviser.  Any agreement between the Adviser and a subadviser shall be subject to the renewal, termination and amendment provisions of Section V hereof.

The Trust hereby retains the Adviser to supervise and assist in the management of the assets of the Fund and to furnish the Fund with a continuous program for the investment of the Fund's assets, including:

a.

Recommendations as to specific securities to be purchased for or eliminated from the Fund, and

b.

Recommendations as to the portion of the Fund's assets that should be held uninvested.

(2)

Notwithstanding the generality of the foregoing, the Adviser may itself, and at its own expense, contract for such supplementary advisory and research services as it deems necessary or desirable to fulfill its obligations under paragraph (1) above, provided that any such contract shall have been approved by the Fund and its shareholders to the extent, and in the manner, required by the Investment Company Act of 1940, as amended.

(3)

The Adviser shall furnish to the Trust the services of one or more persons who shall be authorized by the Trust to place orders for the purchase and sale of securities for the account of the Fund.  Acting through a person so authorized by the Trust, the Adviser shall place such orders for the Fund.

(4)

Notwithstanding the generality of paragraph (3) above, and subject to the provisions of paragraphs (5) and (6) below, the Adviser shall endeavor to secure for the Fund the best possible price and execution of every purchase and sale for the account of the Fund.  In seeking such best price and execution, the Adviser shall use its own judgment as to the implementation of its own investment recommendations, including the Adviser's judgment as to the time when an order should be placed, the number of securities to be bought or sold in any one trade that is a part of any particular recommendation, and the market in which an order should be placed.

(5)

The Adviser shall use its own judgment in determining the broker-dealers who shall be employed to execute orders for the purchase or sale of securities for the Fund, in order to:

a.

Secure best price and execution on purchases and sales for the Fund; and

b.

Secure supplemental research and statistical data for use in making its recommendations to the Fund.

(6)

The Adviser shall use its discretion as to when, and in which market, the Fund's transactions shall be executed, in order to secure for the Fund the benefits of best price and execution, and supplemental research and statistical data.  The use of such discretion shall be subject to review by the Trustees of the Fund at any time and from time to time.  The Fund, acting by its Trustees, may withdraw said discretion of the Adviser at any time, and may direct the execution of Fund transactions for the Fund in any lawful manner different from that provided for herein.  Until a decision is made to withdraw or limit the discretion herein granted, the Adviser shall not be liable for any loss suffered by the Fund through the exercise by the Adviser of that discretion unless the Adviser shall be guilty of gross negligence or willful misconduct.

II

ADMINISTRATIVE RESPONSIBILITY

During the term of this Agreement, the Adviser shall provide the Fund with a continuous program of general administration including:

a.

Office space, equipment, supplies and utility services as shall be required to conduct Fund business;

b.

The provision and supervision of all persons performing the executive, administrative, and clerical functions necessary for the conduct of the Fund's business except as set forth in g., below;

c.

The supervision of accounting and of records and record-keeping for the Fund;

d.

The preparation and distribution of mandatory reports to its shareholders and regulatory bodies;

e.

The supervision of the daily “net asset value” of the Fund;

f.

The preparation and distribution on behalf of the Fund of notices of shareholder and Trustee meetings, agendas, proxies, and proxy statements; and

g.

Other facilities, services, and activities necessary for the conduct of the Fund's business, except for services by the Fund's Custodian, Registrar, Transfer Agent, Accounting Services Agent, Dividend Disbursing Agent, Auditors, and Legal Counsel.

III

ALLOCATION OF EXPENSES

The Adviser shall pay the Fund's pro rata share of the cost and expenses of the following services, facilities and activities: necessary office space, equipment, supplies, utility services and all other ordinary office expenses; the salaries and other compensation of the Trust's trustees, officers and employees who are affiliated persons of the Adviser; and fees for supplementary advisory and research services performed for the Adviser.  The Fund shall pay all other expenses incurred in the organization and operation of the Fund and the continuous offering of interests in the Fund, including, but not limited to, the following:

a.

The Fund's pro rata share of the fees and expenses of counsel in connection with the organization of the Fund.

b.

The regular fees or special charges of any Custodian, Transfer Agent, Registrar, Accounting Services Agent or Dividend Disbursing Agent allocable to the Fund.

c.

The Fund's pro rata share of the compensation or fees of the Fund's auditors and legal counsel, and compensation and costs relating to legal or administrative proceedings or to litigation.

d.

Income, franchise, stock transfer and other taxes attributable to the Fund.

e.

Initial or renewal fees payable to governmental agencies in connection with the filing of reports, notices, registration statements, and other material required to be filed in connection with the Fund's business.

f.

The Fund's pro rata share of any insurance or bond premiums.

g.

The Fund's pro rata share of association dues or assessments.

h.

Brokerage fees or commissions on all Fund transactions.

i.

The Fund's pro rata share of interest on borrowed funds or otherwise.

j.

Any extraordinary expenses attributable directly to the Fund.

IV

COMPENSATION

The Fund shall pay the Adviser a fee, based on the value of the net assets of the Fund determined in accordance with the Trust's Declaration of Trust, and computed as follows:

(a)

The annual advisory fee (the "Fee") shall be equal to the sum of (i) .75% of the Fund's first $500,000,000 in average daily net assets, and (ii) .65% of the Fund's average daily net assets in excess of $500,000,000.

(b)

The amounts due to the Adviser in payment of the Fee set forth above will be accrued daily and shall be paid to the Adviser in pro rata monthly installments due and payable on the first business day of each calendar month.

V

DURATION AND TERMINATION

(1)

The term of this Agreement shall begin on the date first written above and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years.  Thereafter, this Agreement shall continue in effect from year to year; provided that, (a) such continuation shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party and (b) the Adviser shall not have notified the Fund, in writing, at least 60 days prior to the expiration of any term of this Agreement that it does not desire such continuation.  The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

(2)

This Agreement may not be amended, transferred, “assigned” (as that term is used in the Investment Company Act of 1940, as amended, and the rules thereunder), sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

(3)

Notwithstanding anything to the contrary stated in this Section V, this Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' notice in writing to the other party; provided, that, in the case of termination by the Fund, such action shall have been authorized by resolution of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

VI

MISCELLANEOUS

(1)

The Adviser shall not deal with the Fund as broker or dealer but the Adviser may enter orders for the purchase or sale of the Fund's securities through a company or companies that are under common control with the Adviser, provided such company acts as broker and charges a commission that does not exceed the usual and customary broker's commission if the sale is effected on a securities exchange, or, 1 per centum of the purchase or sale price of such securities if the sale is otherwise effected.  In connection with the purchase or sale of portfolio securities for the account of the Fund, neither the Adviser nor any officer or director of the Adviser shall act as a principal.

(2)

Except as otherwise set forth in this Agreement, nothing herein shall in any way limit or restrict the Adviser or any of its officers, members or employees   from buying, selling or trading in any security for its or their own account.  Neither the Adviser nor any officer or director thereof shall take a short position in any interests of the Fund or otherwise purchase such interests for any purpose other than that of investment.  However, the Adviser may act as underwriter or distributor provided it does so pursuant to a written contract approved in the manner specified in the Investment Company Act of 1940, as amended.

(3)

The Adviser may act as investment adviser to and may provide management services for, other investment companies and may engage in businesses that are unrelated to investment companies without limitation, provided the performance of such services and the transaction of such businesses does not impair the Adviser's performance of its obligations under this Agreement.

(4)

The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates (including, but not limited to, loss sustained by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security), except for loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.

(5)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to said Act.  Specifically, the terms "vote by a majority of the outstanding voting securities", "annually", "interested person", "assignment", and "affiliated person", as used herein, shall have the meanings assigned to them by the Investment Company Act of 1940, as amended.  In addition, where the effect of a requirement of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(6)

The Trust will provide the Adviser with all information concerning the investment policies and restrictions of the Fund as the Adviser may from time to time request or which the Trust deems necessary.  In the event of any change in the investment policies or restrictions of the Trust, the Fund will promptly provide Adviser with all information concerning such change including, but not limited to, copies of all documents filed by the Fund with the Securities and Exchange Commission.

(7)

The Trustees, officers, employees and agents of the Trust shall not be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

(8)

Except to the extent the provisions of this Agreement are governed by federal law, they shall be governed by the laws of New York, without reference to its choice of law rules.

(9)

This Agreement represents the entire agreement between the parties hereto.

(10)

This Agreement may be executed in two or more counterparts, each of which shall be considered an original.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

ILLINGTON FUND MANAGEMENT LLC

By: _______________________________
      Name:
      Title:

ILLINGTON FUNDS

By: _______________________________
     Name:
     Title:

[FORM OF PROXY CARD]

ILLINGTON FUNDS
Illington OPTI-flex® Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Charles White, Salvatore Capizzi, and William Morrow, or either of them, with power of substitution, are hereby authorized as proxies to represent, and to vote the shares of beneficial interest (the “Shares”) of the Illington OPTI-flex® Fund (the “Fund”), a series of the Illington Funds (the “Trust”), owned by the undersigned shareholder(s) at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m. on Friday, December 15, 2006 at 427 Bedford Road, Pleasantville, New York, 10570, and at any adjournment thereof.  The proxies are to vote the Shares of the undersigned as instructed below and in accordance with their judgment on all other matters which may properly come before the meeting.  If no specification is made below, this proxy will be voted in favor of the proposal.

The Board of Trustees recommends voting FOR the proposal.

1.

Approval of New Investment Advisory Agreement with Illington Fund Management LLC:

FOR

AGAINST

ABSTAIN

Please sign this proxy card and return it promptly in the enclosed envelope.

Dated:

, 2006

Dated:

, 2006
Joint Tenant (if any)

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